UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               FORM 8-K AMENDMENT

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2000

                             RDC INTERNATIONAL, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                0-29639                   65-0950425
----------------------------       ---------------       ----------------------
(State or other jurisdiction       (Commission           (IRS Employer
   of incorporation)                file number)            Identification No.)


630 South Orange Avenue
Sarasota, FL                                                  34236
----------------------------------------                  -----------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (941) 365-9955

                               f/k/a LAUTREC, INC.
                              170 South County Road
                              Palm Beach, FL 33480
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)



Copy of Communications to:
                                  Donald F. Mintmire
                                  Mintmire & Associates
                                  265 Sunrise Avenue
                                  Suite 204
                                  Palm Beach, FL 33480
                                  (561) 832-5696

     This Form 8-K/A amends the Form 8-K filed on July 13, 2000 by RDC International, Inc., a Florida corporation formerly known as Lautrec, Inc., The purpose of this amendment to Form 8-K is to provide financial statements of the company acquired and the pro forma financial information for RDC Internaitonal, Inc., a Florida corporation, as required by Item 7 of Form 8-K.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

           (a)       Financial statements of business acquired.

     Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of RDC Internaitonal, Inc., a Florida corporation, and Retrieval Dynamics Corporation, a Florida corporation, for the period from inception (September 8, 1999) to December 31, 1999. The registrant acquired 100% of the outstanding capital stock of Retrieval Dynamics Corporation on June 30, 2000.

                             RDC International, Inc.
                               Unaudited Pro Forma
                       Condensed Statements of Operations

                  Period September 8, 1997 (Date of Inception)
                      through December 31, 1999 and for the
                      Six-Month Period Ended June 30, 2000

The unaudited pro forma statements of operations of the Company for the period September 8, 1997 (date of inception) through December 31, 1999 and the six-month period ended June 30, 2000 have been prepared to illustrate the estimated effect of the reverse acquisition as though the acquisition had occurred on September 8, 1999. The pro forma financial statements do not purport to be indicative of the results of operations of the Company that would have actually been obtained had such transactions been completed on the assumed dates and for the period presented or which may be obtained in the future.

                              Retrieval                   RDC
                          -----------------------------------
                               Period                 Period
                          September 9,                October 1,      Pro Forma
                          1999 through               1999 through     Adjustments        ProForma
                          ecember 31,                 January 1,      Increase           Combined
                               1999                     2000          (Decrease)         Company
                          -------------------------------------       ----------------------------
Revenues

Operating costs and
     start-up expenses        $206,024             $   6,000                             $ 212,024
                             ---------------------------------------------------------------------


Net loss                     $(206,024)            $  (6,000)                            $(212,024)
                             =====================================================================

Basic and dilutive
     loss per share      $        (.03)
                         ==============

                                                                 Pro Forma
                               Six-Month Period Ended           Adjustments     Pro Forma
                                      June 30, 2000               Increase      Combined
                            -----------------------------       (Decrease)      Company
                             Retrieval       RDC
                           ----------------------------------------------------------------
Revenues

Operating costs and
     start-up expenses       $370,497        $  10,000                        $ 380,497
                             -----------------------------------------------------------

Net loss                     $(370,497)      $(10,000)                        $(380,497)
                             ===========================================================

Basic and dilutive
     loss per share          $        (.06)
                             ==============

                             RDC International, Inc.
                               Unaudited Pro Forma
                             Condensed Balance Sheet

                                  June 30, 2000

The unaudited pro forma balance sheet of the Company as of June 30, 2000 has not been prepared because the acquisition occurred as of that date and is reflected in the unaudited financial statements as of that date.




                          INDEX TO FINANCIAL STATEMENTS

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                        Consolidated Financial Statements

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)


                                TABLE OF CONTENTS


Independent Auditors' Report on Consolidated Financial Statements..........F-1

Consolidated Financial Statements:

     Consolidated Balance Sheets...........................................F-2
     Consolidated Statements of Operations.................................F-3
     Consolidated Statements of Changes in Stockholders' Deficit...........F-4
     Consolidated Statements of Cash Flows.................................F-5
     Notes to Consolidated Financial Statements............................F-6

                          Independent Auditors' Report


Board of Directors
RDC International, Inc. and Subsidiary
   (A Development Stage Enterprise)
Sarasota, Florida


We have audited the accompanying consolidated balance sheet of RDC International, Inc. and Subsidiary (a development stage enterprise) as of December 31, 1999 and the related consolidated statements of operations, changes in stockholders' deficit, and cash flows for the period September 8, 1999 (date of inception) through December 31, 1999. These consolidated financial statements are the responsibility of the management of RDC International, Inc. and Subsidiary. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RDC International, Inc. and Subsidiary (a development stage enterprise) as of December 31, 1999 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully discussed in the consolidated financial statements, the Company has incurred net losses since its inception and has experienced severe liquidity problems. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
May 18, 2000, except for Note 1 as to which the date is June 30, 2000

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                           Consolidated Balance Sheets
                                                                             June 30,            December 31,
                                                                              2000                        1999
                                                                            -------------------------------------
                                                                            (Unaudited)
Assets
Current assets:
           Cash                                                                   2,357
           Prepaid expenses                                                       9,342
                                                                             ----------
Total current assets                                                             11,699

Equipment                                                                         5,269            $     1,619

Deposits                                                                          7,007
                                                                             ----------

                                                                            $    23,975            $     1,619
                                                                            =====================================



Liabilities and Stockholders' Deficit
Current liabilities:
           Accounts payable, trade                                          $   55,542             $    32,060
           Accounts payable, stockholders                                      394,834                 159,964
           Accounts payable, other                                              28,000                  14,000
           Notes payable                                                       109,000
           Accrued expenses                                                    14,370
                                                                             --------
Total current liabilities                                                     601,746                  206,024
                                                                             ------------------------------------

Stockholders' deficit:
           Preferred stock; no par value; 10,000,000 shares
                     authorized; zero shares issued and outstanding                 0                        0
           Common stock; $.0001 par value; 50,000,000
                     shares authorized; 6,500,000 shares issued
                      and outstanding at June 30, 2000 (unaudited)                650
           Common stock; $.01 par value; 1,000,000 shares
                     authorized, issued, and outstanding at
                     December 31, 1999                                                                  10,000
           Additional paid-in capital                                          10,969                    1,619
           Subscription receivable                                             (2,000)                 (10,000)
           Deficit accumulated during development stage                      (587,390)                (206,024)
                                                                             -------------------------------------
Total stockholders' deficit                                                  (577,771)                (204,405)
                                                                             -------------------------------------

                                                                            $  23,975               $    1,619
                                                                            ======================================

                     The accompanying notes are an integral
                 part of the consolidated financial statements.
                                      F-2

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                      Consolidated Statements of Operations



                                              Six Months             September 8, 1999 (Date
                                                  Ended                 of Inception) through
                                                                 ----------------------------
                                                June 30,         December 31,          June 30,
                                                   2000                  1999            2000
                                             ----------------------------------------------------
                                             (Unaudited)                              (Unaudited)

Operating costs and start-up expenses        $  381,366           $  206,024         $   587,390
                                             =====================================================


Net loss                                     $  (381,366)         $ (206,024)        $  (587,390)
                                             =====================================================


Net loss per share                           $      (.06)         $    (.03)         $      (.09)
                                             =====================================================


Weighted average number of common
           shares                              6,500,000          6,500,000            6,500,000
                                             =====================================================













                  The accompanying notes are an integral part
                   of the consolidated financial statements.
                                      F-3

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

           Consolidated Statements of Changes in Stockholders' Deficit

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)

                                                                                        Deficit
                                                                                      Accumulated
                                                                         Additional      During
                                                   Common Stock           Paid-In       Development         Stock
                                            ---------------------------   Capital         Stage          Subscription      Total
                                              Shares        Amount
                                            ---------------------------------------------------------------------------------------
Balance, September 8, 1999                  (date of  inception)
Issuance of common stock,
           December 1999                    1,000,000       $  10,000                                 $   (10,000)

Capital contributions,
           December 1999                                                  $   1,619                                     $   1,619

Net loss for the period                                                               $ (206,024)                        (206,024)
                                            ---------------------------------------------------------------------------------------

Balance, December 31, 1999                  1,000,000          10,000         1,619     (206,024)         (10,000)       (204,405)

Collection of stock subscription,
           March 2000 (unaudited)                                                                           4,000          4,000

Collection of stock subscription,
           June 2000 (unaudited)                                                                            4,000          4,000

Acquisition of company
           (unaudited)                      6,500,000             650        11,850      (12,500)

Recapitalization (unaudited)               (1,000,000)        (10,000)       (2,500)      12,500

Net loss for the period
           (unaudited)                                                                                   (381,366)       (381,366)
                                           ----------------------------------------------------------------------------------------

Balance, June 30, 2000
           (unaudited)                      6,500,000       $     650     $  10,969    $ (587,390)   $     (2,000)    $  (577,771)
                                           ----------------------------------------------------------------------------------------








                     The accompanying notes are an integral
                 part of the consolidated financial statements.
                                       F-4

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                      Consolidated Statements of Cash Flows

                                                         Six Months       September 8, 1999 (Date
                                                             Ended         of Inception) through
                                                                        -----------------------------
                                                           June 30,     December 31,          June 30,
                                                              2000                1999              2000
                                                        ------------------------------------------------
                                                        (Unaudited)                          (Unaudited)
Operating activities
     Net loss                                           $  (381,366)    $     (206,024)     $  (587,390)
     Adjustments to reconcile net loss to net
         cash used by operating activities:
             Increase in prepaids and other assets          (16,349)                            (16,349)
             Increase in accounts payable and
                 accrued expenses                           308,722            206,024          514,746
                                                         -----------------------------------------------

     Net cash used by operating activities                  (88,993)                 0          (88,993)
                                                         -----------------------------------------------
Investing activities
     Acquisition of equipment                                (3,650)                 0           (3,650)
                                                         -----------------------------------------------

Financing activities
     Collection of stock subscription                         4,000                                4,000
     Proceeds from incurrence of notes
         payable                                             91,000                               91,000
                                                         -------------------------------------------------
     Net cash provided by financing activities               95,000                  0            95,000
                                                         -------------------------------------------------

Net increase in cash                                          2,357                  0             2,357

Cash at beginning of                                              0                  0                 0
                                                          ------------------------------------------------

Cash at end of period                                     $   2,357      $           0        $    2,357
                                                          ================================================


Supplemental disclosures of cash flow information:

     During 1999, a stockholder contributed $1,619 of office equipment to the Company.

     During the period ended June 30, 2000 (unaudited), the Company exchanged $22,000 of accrued liabilities for $18,000 of convertible notes payable and $4,000 in satisfaction of stock subscriptions receivable.






                     The accompanying notes are an integral
                 part of the consolidated financial statements.
                                       F-5

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)



1.       Background Information and Business Combination

RDC International, Inc. (the "Company") was incorporated in September 1995 under the laws of the state of Florida as Lautrec, Inc. The Company changed its name in December 1999 and has been in its development stage since its incorporation. The Company failed in its attempt to successfully develop its initial business plan and during August 1996, abandoned its efforts. The Company had no operations for the period prior to August 1996. The Company was inactive and there were no transactions from August 1996 to the date of reinstatement by the state of Florida on October 1, 1999.

Retrieval Dynamics Corporation ("Retrieval") was a development stage enterprise incorporated under the laws of the state of Florida on September 8, 1999. This company's principal line of business is as an electronic wireless application provider for mobile professionals. To date, the company's activities have been limited to organizational matters, the structuring of its business plan, the solicitation of capital, and the preliminary negotiation of certain agreements required for initial operations. The corporate headquarters is located in Sarasota, Florida.

On June 30, 2000, Retrieval, the Company, and the individual holders of all of the outstanding capital stock of Retrieval consummated a reverse acquisition pursuant to a certain Share Exchange Agreement (the "Agreement") of such date. Pursuant to the Agreement, the stockholders of Retrieval exchanged all issued and outstanding shares of their common stock in exchange for 4,000,000 shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition. The accompanying consolidated financial statements effectively treat the reorganization as a Recapitalization of Retrieval. The historical financial statements are those of Retrieval.

As part of the reorganization, the Company effected a 5-for-1 forward split and a cancellation of 27,500,000 shares.

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)

1.   Background Information and Business Combination (continued)

The following pro forma information (unaudited) assumes the acquisition and reorganization had occurred on January 1, 1999:

                                                             September 8,
                              Six Months    Year Ended       1999 (Date of
                                 Ended      December 31,     Inception) to
                            June 30, 2000     1999           June 30, 2000
                            ----------------------------------------------
                             (Unaudited)                       (Unaudited)
Operating costs and
    start-up expenses        $ (391,366)     $  (206,024)    $ (597,390)
                             =============   ============     ===========
Loss per share                     $(.06)          $(.03)         $(.09)
                                   ======          ======          ======


2.       Going Concern

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has been in the development stage since its inception and has incurred substantial losses and used substantial amounts of working capital in its development stage. The Company's ability to meet its obligations is dependent on its ability to raise additional capital. The Company is presently seeking to raise $3,500,000 through an offering to sell 3,500,000 shares of common stock at $1 per share. This offering closes at October 31, 2000. Management believes that the results of this offering will provide the opportunity for the Company to continue as a going concern.

3.       Significant Accounting Policies

The significant accounting policies followed are:

         The consolidated financial statements as of December 31, 1999 and for the period then ended reflect the accounts of Retrieval. The unaudited consolidated financial statements as of June 30, 2000 and for the period then ended reflect the results of operations for Retrieval for the six months ended June 30, 2000 and the consolidated balance sheets of Retrieval and the Company as of June 30, 2000, date of acquisition. Intercompany transactions and balances have been eliminated.

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)


3.       Significant Accounting Policies (continued)

         The consolidated financial statements as of June 30, 2000 and for the period then ended are unaudited. In the opinion of management of the Company, the unaudited consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and include all adjustments necessary for a fair presentation of the financial position and results of operations of the Company as of June 30, 2000 and for the six months then ended. Results of the six months ended June 30, 2000 are not necessarily indicative of the results to be expected for the entire fiscal year.


         The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Office equipment is recorded at cost. Depreciation is calculated by the accelerated method over the estimated useful lives of the assets, which is generally five years.

         Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that included the enactment date.

         Advertising costs (except for costs associated with direct-response advertising) are charged to operations when incurred. The costs for direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising expense for the six months ended June 30, 2000 (unaudited), the period September 8, 1999 (date of inception) through December 31, 1999, and the period September 8, 1999 (date of inception) through June 30, 2000 (unaudited) amounted to $30,733, $8,412, and $39,145, respectively.

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)



3.       Significant Accounting Policies (continued)

         Research and development costs are charged to operations when incurred. The amounts charged for the six months ended June 30, 2000 (unaudited), the period September 8, 1999 (date of inception) through December 31, 1999, and the period September 8, 1999 (date of inception) through June 30, 2000 (unaudited) amounted to $103,670, $92,312, and $195,982, respectively.

         The Company expenses all costs of developing software to be sold until it is determined that the software is technologically feasible as defined by Statement of Financial Accounting Standards (SFAS) No. 86. As of June 30, 2000, management has determined that they have not met the requirements of SFAS No. 86 to begin capitalizing such costs.

         Loss per share has been calculated by dividing the net loss for each period by the number of common shares and common share equivalents outstanding in connection with the acquisition as discussed in Note 1. Common share equivalents include convertible debt that was not included in computing diluted loss per share because the effects are anti-dilutive.


4.       Notes Payable

Notes payable as of June 30, 2000 (unaudited) consist of notes totaling $109,000. These notes call for interest at a rate of nine percent per annum, are payable at maturity, and are unsecured. The notes call for payment within 30 days of certain events, one of which was upon the Company entering into an agreement to merge or reverse merge with another corporation. Due to the business acquisition discussed in Note 1, these notes are currently due. The maker of the note can convert any or all of the principal and interest balance into common stock at a price equal to 50 percent of the market price or the bid/ask price.

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)

5.       Commitments

The Company has entered into a broker agreement with an individual. The individual is to provide investor financing for the Company. In return, the Company will pay the individual three percent of the amount raised, with incremental increases based on the amounts raised. The agreement is for six months and is renewable upon written agreement by both parties.

The Company has also entered into a broker agreement for financing with a broker. The Company will pay the broker eight percent of the amount raised. The agreement is for no less than 180 days and no more than two years. After 180 days, the agreement can be terminated by either party upon written notice.

During the period ended June 30, 2000, the Company entered into an agreement to lease space for corporate offices. The lease term is seven years with an option to renew for an additional five years. The agreement calls for an annual rental amount of $72,784, payable in monthly installments of $6,065. In addition to the monthly rental, the Company is obligated to pay an annual common area maintenance fee (CAM) of $15,922, payable in monthly installments of $1,327.

Both the rental amount and CAM shall be increased annually by the percentage of increase in the Consumer Price Index, if any.

The Company also entered into an employment agreement during the period ended June 30, 2000 with one of its employees for a two-year period. Under the terms of the agreement, the Company is to pay the employee $150,000 per year. If the employee's position is eliminated, the Company must pay the employee six months salary.


6.   Related Party Transactions

During the periods ended December 31, 1999 and June 30, 2000, various stockholders performed services and advanced funds for the Company. Included in the Company's consolidated financial statements are $159,964 and $394,834 owed to these stockholders at December 31, 1999 and June 30, 2000, respectively. These amounts are unsecured and are non-interest bearing.

The above amounts are not necessarily indicative of the amounts that would have been incurred had comparable transactions been entered into with independent parties.

                     RDC International, Inc. and Subsidiary
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                   Six Months Ended June 30, 2000 (Unaudited),
              Period September 8, 1999 (Date of Inception) through
                          December 31, 1999, and Period
                      September 8, 1999 (Date of Inception)
                        through June 30, 2000 (Unaudited)



7.   Income Taxes

Temporary differences giving rise to the deferred tax asset consist primarily of loss carryforwards of approximately $183,000 and $550,000 (unaudited), which may be applied against future taxable income, and approximately $23,000 of start-up expenses amortizable for tax purposes. These differences give rise to deferred tax assets at December 31, 1999 and June 30, 2000 of approximately $64,000 and $192,500 (unaudited), respectively. Management has established a valuation allowance equal to the amount of the deferred tax asset due to the uncertainty of the Company's realization of these benefits.

The loss carryforward expires on December 31, 2014.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RDC INTERNATIONAL, INC.
                                              (Registrant)


Date:   September 28, 2000  BY: /s/ Peter Voghel
                             -------------------------------
                            Peter Voghel, President, CEO & Director


        September 28, 2000  BY: /s/ Anthony A. Cella
                             -------------------------------
                            Anthony A. Cella, CPA, Chief Financial Officer,
                                                   Treasurer &  Director